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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): AUGUST 2, 2000


                           BRIGHAM EXPLORATION COMPANY

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                   000-22433                  75-2692967
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)

                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                               AUSTIN, TEXAS 78730
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (512) 427-3300

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Item 5.  OTHER EVENTS.

         On August 2, 2000, Brigham Exploration Company (the "Company") provided its quarterly overview of operational activity for the three month period ended June 30, 2000, which included the announcement of a new South Texas Wilcox discovery. On August 3, 2000, the Company announced its financial results for the quarter ended June 30, 2000.

         Copies of the Company's press releases that provided these announcements are attached hereto as Exhibit 99.1 and 99.2.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                 Item Number               Exhibit
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                    99.1*        Press Release dated August 2, 2000.

                    99.2*        Press Release dated August 3, 2000.

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*  filed herewith.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                BRIGHAM EXPLORATION COMPANY

Date:    August 14, 2000                        By: /S/ CURTIS F. HARRELL
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                                                     Curtis F. Harrell
                                                     Chief Financial Officer

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                                INDEX TO EXHIBITS

     Item Number                    Exhibit
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         99.1           Press Release dated August 2, 2000.

         99.2           Press Release dated August 3, 2000.

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                                  EXHIBIT 99.1